Exhibit 11
                       COMPUTATION OF PER SHARE EARNINGS

    The following is a computation of the weighted average number of shares outstanding which is used in the computation of per share earnings for Luby's Cafeterias, Inc. for the three and nine months ended May 31, 1995 and 1994.

    Three months ended May 31, 1995:
       23,660,154 x shares outstanding for 14 days              331,242,156
       23,575,659 x shares outstanding for 17 days              400,786,203
       23,424,790 x shares outstanding for 12 days              281,097,480
       23,310,232 x shares outstanding for 49 days            1,142,201,368
                                                              _____________
                                                              2,155,327,207
               Divided by number of days in period                       92
                                                              _____________
                                                                 23,427,470
    Nine months ended May 31, 1995:
       25,074,982 x shares outstanding for 18 days              451,349,676
       24,941,910 x shares outstanding for 12 days              299,302,920
       24,934,917 x shares outstanding for 16 days              398,958,672
       24,713,278 x shares outstanding for 15 days              370,699,170
       24,520,641 x shares outstanding for 17 days              416,850,897
       24,416,386 x shares outstanding for 13 days              317,413,018
       24,383,698 x shares outstanding for 14 days              341,371,772
       24,270,808 x shares outstanding for 20 days              485,416,160
       24,189,103 x shares outstanding for 28 days              677,294,884
       23,851,100 x shares outstanding for 28 days              667,830,800
       23,660,154 x shares outstanding for 14 days              331,242,156
       23,575,659 x shares outstanding for 17 days              400,786,203
       23,424,790 x shares outstanding for 12 days              281,097,480
       23,310,232 x shares outstanding for 49 days            1,142,201,368
                                                              _____________
                                                              6,581,815,176
               Divided by number of days in period                      273
                                                              _____________
                                                                 24,109,213
    Three months ended May 31, 1994:
       25,813,627 x shares outstanding for 17 days              438,831,659
       25,768,465 x shares outstanding for 14 days              360,758,510
       25,679,895 x shares outstanding for 19 days              487,918,005
       25,588,896 x shares outstanding for 14 days              358,244,544
       25,543,726 x shares outstanding for 16 days              408,699,616
       25,462,707 x shares outstanding for 12 days              305,552,484
                                                              _____________
                                                              2,360,004,818
               Divided by number of days in period                       92
                                                              _____________
                                                                 25,652,226
    Nine months ended May 31, 1994:
       27,227,108 x shares outstanding for  1 day                27,227,108
       27,214,570 x shares outstanding for 15 days              408,218,550
       27,145,448 x shares outstanding for 14 days              380,036,272
       27,022,276 x shares outstanding for 12 days              324,267,312
       26,820,618 x shares outstanding for 19 days              509,591,742
       26,420,208 x shares outstanding for 11 days              290,622,288
       26,388,690 x shares outstanding for 21 days              554,162,490
       26,389,190 x shares outstanding for 10 days              263,891,900
       26,314,582 x shares outstanding for 19 days              499,977,058
       26,077,694 x shares outstanding for 16 days              417,243,104
       26,066,151 x shares outstanding for 15 days              390,992,265
       26,054,664 x shares outstanding for 14 days              364,765,296
       25,907,814 x shares outstanding for 14 days              362,709,396
       25,813,627 x shares outstanding for 17 days              438,831,659
       25,768,465 x shares outstanding for 14 days              360,758,510
       25,679,895 x shares outstanding for 19 days              487,918,005
       25,588,896 x shares outstanding for 14 days              358,244,544
       25,543,726 x shares outstanding for 16 days              408,699,616
       25,462,707 x shares outstanding for 12 days              305,552,484
                                                              _____________
                                                              7,153,709,599
               Divided by number of days in period                      273
                                                              _____________
                                                                 26,204,064